SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

             SUPPLEMENT TO PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           Filed by the Registrant {X}

                 Filed by a Party Other than the Registrant { }

Check the appropriate box:

{   }    Preliminary Proxy Statement
{   }    Confidential, for Use of the Commission only (as permitted by Rule
          14a-6(e)(2))
{   }    Definitive Proxy Statement
{X  }    Definitive Additional Materials
{   }    Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                           SCHEIN PHARMACEUTICAL, INC.
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

{X}  No fee required.
{ }  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1.  Title of each class of securities to which transaction applies:
     2.  Aggregate number of securities to which transaction applies:
     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
     4.  Proposed maximum aggregate value of transaction:
     5.  Total fee paid:
{ }  Fee paid previously with preliminary materials.
{ } Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:
     2.  Form, Schedule or Registration Statement No.:
     3.  Filing Party:
     4.  Date Filed:


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                           SCHEIN PHARMACEUTICAL, INC.
                                100 CAMPUS DRIVE
                         FLORHAM PARK, NEW JERSEY 07932

                                  May 10, 2000


Dear Stockholder:

         We recently reported, among other things, that we have added Messrs. Marvin Schein and Irving Shafran to our board of directors, bringing the total number of directors on the board to nine and that our Annual Meeting of Stockholders currently scheduled for May 16, 2000 will be adjourned to a later date.

         It is not necessary for you to attend the May 16, 2000 meeting or to return the white proxy card distributed with the Company's April 14, 2000 proxy statement. Supplemental proxy material will be sent to you in advance of the adjourned meeting with respect to new proxies that will be requested.

                                                     Sincerely,

                                                     /s/ Paul Feuerman

                                                     Paul Feuerman
                                                     Secretary